UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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FIRST DEFIANCE FINANCIAL CORP.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held

April 17, 2007

and

PROXY STATEMENT

601 Clinton Street
Defiance, Ohio 43512
(419) 782-5015

____________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 17, 2007
____________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of First Defiance Financial Corp., Defiance, Ohio ("First Defiance") will be held at the home office of its subsidiary First Federal Bank of the Midwest, located at 601 Clinton Street, Defiance, Ohio 43512, Tuesday, April 17, 2007 at 1:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1)	To elect four (4) directors for three-year terms, and until their successors are elected and qualified; and
(2)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other business.

The Board of Directors has fixed March 2, 2007 as the voting record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

BY ORDER OF THE BOARD OF DIRECTORS

William J. Small
Chairman, President and Chief Executive Officer
Defiance, Ohio
March 16, 2007

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON THE PROXY CARD FOR VOTING BY TELEPHONE OR OVER THE INTERNET. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME BEFORE IT IS EXERCISED.

PROXY STATEMENT
____________________________

First Defiance Financial Corp.
601 Clinton Street
Defiance, Ohio 43512
____________________________

2007 ANNUAL MEETING OF SHAREHOLDERS

April 17, 2007

GENERAL
This Proxy Statement is being furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of First Defiance Financial Corp., Defiance, Ohio ("First Defiance" or “the Company”). Proxies are being solicited on behalf of the Board of Directors of First Defiance to be used at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the home office of First Federal Bank of the Midwest ("First Federal") located at 601 Clinton Street, Defiance, Ohio 43512, on Tuesday April 17, 2007 at 1:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about March 16, 2007.

PROXIES
The proxy solicited hereby, if properly submitted to First Defiance and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of First Defiance written notice thereof (John W. Boesling, Secretary, First Defiance Financial Corp., 601 Clinton Street, Defiance, Ohio 43512); (ii) submitting a valid proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving notice of revocation to the Secretary. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

VOTING RIGHTS
Only shareholders of record at the close of business on March 2, 2007 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Voting Record Date, there were 7,155,562 shares of Common Stock issued and outstanding and First Defiance had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

The presence, either in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions are considered in determining the presence of a quorum.

Directors are elected by a plurality of the votes cast with a quorum present. Abstentions will not affect the plurality vote required for the election of directors. The proposal for election of directors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

PROPOSAL 1

Election of Directors

Composition of the Board

The full Board consists of 11 directors. The Board has determined that John L. Bookmyer, Stephen L. Boomer, Peter A. Diehl, John U. Fauster III, Thomas A. Voigt, Douglas A. Burgei, Dwain I. Metzger, Gerald W. Monnin, and Samuel S. Strausbaugh are "independent" as set forth in (a) section 10A(m)(3) of the Securities Exchange Act of 1934 (15 U.S.C. 78f(m)(3)), (b) Securities and Exchange Commission (SEC) Rule 10A-3(b) (17CFR 240.10A-3(b)), and (c) Rule 4200(a) of the National Association of Securities Dealers, Inc. The Board is divided into three classes, with two of the classes having four members and the third having three members. The directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the stockholders elect one class of directors at each annual meeting.

The current composition of the Board is:

Directors whose terms expire at this Annual Meeting	John L. Bookmyer
Stephen L. Boomer
Peter A. Diehl
William J. Small

Directors whose terms expire at 2008 Annual Meeting	Dr. John U. Fauster III
James L. Rohrs
Thomas A. Voigt

Directors whose terms expire at 2009 Annual Meeting	Douglas A. Burgei
Dwain I. Metzger
Gerald W. Monnin
Samuel S. Strausbaugh

The election of four directors will take place at the Annual Meeting. If elected, each of the four Director nominees will serve on the Board until the annual meeting of shareholders in 2010, or until their successors are duly elected and qualified in accordance with the Company’s Code of Regulations. If any of the four nominees should become unable to accept election, the persons named on the proxy card as proxies may vote for other person(s) selected by the Board of the named proxies. Management has no reason to believe that any of the four nominees for election named below will be unable to serve.

Your Board Recommends That Shareholders Vote FOR All Four Nominees Listed Below.

Nominees For Election as Directors With Terms Expiring at the 2010 Annual Meeting:

John L. Bookmyer	Age: Director Since: Committees: Principal Occupation:	42 2005 Chairman of the Audit Committee, Member of Compensation Committee Executive Vice President and Chief Operating Officer of Blanchard Valley Health System, Findlay OH since 2000

Stephen L. Boomer	Age: Director Since: Committees: Principal Occupation:	56 1994 Member of Executive, Audit, Compensation and Corporate Governance Committees. Mr. Boomer also serves as Lead Independent Director CEO and President, Arps Dairy, Inc., Defiance, OH since 1997

Peter A. Diehl	Age: Director Since: Committees: Principal Occupation:
56
1998
Chairman of Compensation Committee
and Member of Audit and Long-Range
Planning Committee. Member of
Executive Committee on a rotating basis
Retired. Formerly President and CEO of
Diehl, Inc., Defiance OH from April
1996 to May 2006.

William J. Small	Age: Director Since: Committees: Principal Occupation:
56
1998
Chairman of Executive Committee
President, Chairman of the Board and
Chief Executive Officer of First
Defiance and Chairman of the Board
and Chief Executive Officer of First
Federal since January 1, 1999.

Continuing Directors With Terms Expiring at the 2008 Annual Meeting:

John U. Fauster, III	Age: Director Since: Committees: Principal Occupation:	69 1975 Member of Long-Range Planning and Corporate Governance Committees. Member of Executive Committee on a rotating basis. Retired from private practice of dentistry since 2000

James L. Rohrs	Age: Director Since: Committees: Principal Occupation:	59 2002 Member of Executive Committee Executive Vice President of First Defiance and President and Chief Operating Officer of First Federal since August 1999

Thomas A. Voigt	Age: Director Since: Committees: Principal Occupation:
64
1995
Chairman of Long-Range Planning
Committee and Member of Compensation
and Corporate Governance Committees.
Member of Executive Committee on a
rotating basis.
Vice President and General Manager of
Bryan Publishing Company, Bryan, OH
since 1980

Continuing Directors With Terms Expiring at the 2009 Annual Meeting:

Douglas A. Burgei	Age: Director Since: Committees: Principal Occupation:
52
1995
Chairman of Corporate Governance
Committee and Member of Long-Range
Planning Committee. Member of
Executive Committee on a rotating basis.
Veterinarian at Napoleon Veterinary
Clinic, Napoleon OH since 1978;
Co-Owner of PetVet / Pampered Pets
Bed & Biscuit, Napoleon OH (since
2003) and Ft. Wayne IN (since 2006).

Dwain I. Metzger	Age: Director Since: Committees: Principal Occupation:	65 2005 Member of Long-Range Planning and Corporate Governance Committees. Member of Executive Loan Committee on a rotating basis. Self-Employed Farmer since 1960

Gerald W. Monnin	Age: Director Since: Committees: Principal Occupation:
68
1997
Member of Compensation, Corporate
Governance and Long-Range Planning
Committees. Member of Executive
Committee on a rotating basis.
Retired Chairman of the Board and CEO of
Northwest Controls, formerly of Defiance
OH since 2003

Samuel S. Strausbaugh	Age: Director Since: Committees: Principal Occupation:
43
2006
Member of Audit Committee. Member of
Executive Committee on a rotating basis.
Co-President and CFO of Defiance Metal
Products, Defiance OH since September
2006. CFO of Defiance Metal Products
from November 1998 to September 2006.

Board Committees

The Board of Directors has five standing committees: Audit Committee, Corporate Governance Committee, Compensation Committee, Long-Range Planning Committee and Executive Committee. In addition, all directors also serve as directors of First Federal and Messrs Boomer, Rohrs, Small and Strausbaugh serve as directors of First Insurance and Investments, a wholly-owned subsidiary of First Defiance. Also, Dr. Fauster, Dr. Burgei and Mr. Strausbaugh serve on the Investment Committee at First Federal and all directors except for Mr. Bookmyer serve on First Federal’s Loan and Trust Committees on a rotating basis.

Members of the individual standing committees are named below:

Audit	Corporate Governance	Compensation	Long-Range Planning	Executive
J.L. Bookmyer*	S.L. Boomer	J.L. Bookmyer	D.A. Burgei	S.L. Boomer
S.L. Boomer	D.A. Burgei*	S.L. Boomer	P.A. Diehl	D.A. Burgei**
P.A. Diehl	J.U. Fauster III	P.A. Diehl*	J.U. Fauster III	P.A. Diehl**
S.S. Strausbaugh	D.I. Metzger	G.W. Monnin	D.I. Metzger	J.U. Fauster III**
	G.W. Monnin	T.A. Voigt	G.W. Monnin	D.I. Metzger**
	T.A. Voigt		T.A. Voigt*	G.W. Monnin**
J.L. Rohrs
W.J. Small*
S.S. Strausbaugh**
T.A. Voigt**

* -- Chairperson
** -- Denotes Rotating Service

The Audit Committee is responsible for (i) the appointment of First Defiance’s independent registered public accounting firm; (ii) review of the external audit plan and the results of the auditing engagement; (iii) review of the internal audit plan and results of the internal audits; (iv) review of reports issued by First Federal’s Compliance Officer and (v) review of the effectiveness of First Defiance’s system of internal control, including review of the process used by management to evaluate the effectiveness of the system of internal control, and (vi) oversight of the accounting and financial reporting practices of First Defiance. The Audit Committee has adopted a written charter setting forth these responsibilities. A copy of the Audit Committee Charter is posted under the Corporate Governance tab of the Company’s website at http://www.fdef.com. The specific link to the charter is: http://ofchq.snl.com/cache/1001133143.pdf. The Board of Directors has determined that Mr. Bookmyer and Mr. Strausbaugh are "Audit Committee financial experts." The other members of the other Audit Committee, through their past or current employment as chief executive officers, meet the Nasdaq standard for financial sophistication. The Committee met five times in 2006.

The Audit Committee Report is included on page 27 of this proxy statement.

The Corporate Governance Committee was established by the Board of Directors to ensure that the Board is appropriately constituted and conducts its affairs in a manner that will best serve the interests of First Defiance and its shareholders. Specific duties of the Committee include administering First Defiance’s code of ethics/conflict of interest policy, administering the process for evaluation of the Chairman and Chief Executive Officer, monitoring the Board’s continuing education and self-assessment process, nominating directors to the Board, and conducting an annual assessment of the Board as a whole including assessment of Board composition and committee assignments. The committee met once during 2006.

The Board does not have a separate nominating committee as those functions are performed by the Corporate Governance Committee and the Board as a whole. The Corporate Governance committee considers the following criteria in proposing nominations for director to the full Board: independence; high personal and professional ethics and integrity; ability to devote sufficient time to fulfilling duties as a director; impact on diversity of the Board, including skills and other factors relevant to First Defiance’s business; overall experience in business, education, and other factors relevant to First Defiance’s business. Shareholders of First Defiance may also make nominations to the Board of Directors, provided that notice of such nomination is given in writing to the Secretary of First Defiance not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. Such notice with respect to director nominations shall set forth the name, age, business address and residence address (if available) of the nominee and the number of shares of stock of First Defiance which are beneficially owned by such nominee. Also, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Corporate Governance Committee. No such nominations were received from shareholders for the 2007 election of directors.

The Compensation Committee is responsible for overseeing First Defiance’s compensation programs, including base salaries, long-term incentive compensation, equity-based compensation and perquisites and benefit plans. Further description of the Committee’s responsibilities is set forth under the “Compensation Discussion and Analysis” below. The Compensation Committee does not have a charter. The Committee also makes recommendations to the full Board regarding Board of Directors’ compensation. The Committee met five times in 2006.

The Compensation Committee Report is included on page 15 of this proxy statement.

The Executive Committee generally has the power and authority to act on behalf of the Board of Directors between scheduled Board meetings unless specific Board action is required or unless otherwise restricted by First Defiance's articles of incorporation or code of regulations or its Board of Directors. As Chairman of the Board, Mr. Small serves as Chairman of the Executive Committee and Mr. Rohrs and Mr. Boomer serve as permanent members. The remaining directors, with the exception of Mr. Bookmyer, serve on the Committee on a rotating basis during the year. The Executive Committee met three times during 2006. The members of the Executive Committee also serve on the Executive Loan Committee of First Federal, which meets each week.

Compensation Committee Interlocks and Insider Participation

Mr. John L. Bookmyer, Mr. Stephen L. Boomer, Mr. Peter A. Diehl, Mr. Gerald W. Monnin and Mr. Thomas A. Voigt served on the Compensation Committee during 2006. There were no Compensation Committee interlocks or insider (employee) participation during 2006.

Board and Board Committee Meetings

Regular meetings of the Board of Directors of First Defiance are held monthly and special meetings of the Board of Directors of First Defiance are held from time to time as needed. Regular meetings of the Board of Directors of First Federal are also held on at least a monthly basis and special meetings of the Board of Directors of First Federal are held from time to time as needed. There were 13 meetings of the Board of Directors of First Defiance and 13 meetings of the Board of Directors of First Federal held during 2006. No director attended fewer than 75% of the total number of meetings of the Board of Directors of First Defiance or First Federal, as applicable, and meetings held by all committees of the Board on which the director served during 2006.

Neither the Board nor the Corporate Governance Committee has implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors attending the Annual Meeting. In 2006, one of the 11 directors did not attend the Annual Meeting.

Non-management directors met in three executive sessions in 2006. Mr. Boomer, who has been designated the lead director, presided over those meetings.

Director Compensation

The following table provides information concerning the compensation of directors for the fiscal year ended December 31, 2006. Except as noted below, all directors are paid at the same rate. The differences among directors in the table are a function of additional compensation for chairing a committee, varying number of meetings attended and corresponding payment of meeting fees.

Each non-employee director received an annual retainer of $20,000 in 2006 with the exception of Mr. Boomer, the lead director, who received a retainer of $21,000. In addition each non-employee director received $400 for each Board meeting attended for either First Defiance or First Federal Bank. Mr. Boomer and Mr. Strausbaugh are also directors of First Insurance and Investments, and they receive $400 for each First Insurance Board meeting attended. Non-employee directors also receive compensation for each committee meeting attended as follows: Audit Committee -- $500 (chairman $750); Compensation Committee -- $400 (chairman $600); Executive or First Federal Bank Executive Loan Committee meetings -- $200; and other First Defiance and First Federal Board committees -- $300 (chairman $400).

Directors may defer their retainer and/or meeting fees payable to them under the First Defiance Deferred Compensation Plan. The return on the amounts deferred is dependent on the investment elections made by the director. The directors’ choices for election include a number of mutual funds and a First Defiance stock account. Returns under the plan are calculated to mirror these elections. Because these earnings are denominated in First Defiance stock or the mutual fund equivalents, such earnings are not considered to be preferential or above market and are not reported in the table below. Also directors do not receive perquisites or personal benefits that have an aggregate value that exceeds $10,000.

2006 Director Compensation

Director	Fees Earned or Paid in Cash ($)	Total ($)
Bookmyer, John L.	$34,750	$34,750
Boomer, Stephen L.	$54,900	$54,900
Burgei, Douglas A.	$35,800	$35,800
Diehl, Peter A.	$42,000	$42,000
Fauster, John U. III	$34,200	$34,200
Metzger, Dwain I.	$33,900	$33,900
Monnin, Gerald W.	$35,600	$35,600
Strausbaugh, Samuel S.	$40,600	$40,600
Voigt, Thomas A.	$37,200	$37,200

Communication with Directors

The Board of Directors has adopted a process by which shareholders may communicate with the directors. Any shareholder wishing to do so may write to the Board of Directors at the Company’s principal business address, 601 Clinton St., Defiance, OH 43512. Any shareholder communication so addressed will be delivered unopened to the director to whom it is addressed or to the Lead Director if addressed to the Board of Directors.

Board’s Role in Strategic Planning

The Board of Directors has the legal responsibility for overseeing the affairs of the Company and, thus, an obligation to keep informed about the Company’s business and strategies. This involvement enables the Board to provide guidance to management in formulating and developing plans and to exercise independently its decision-making authority on matters of importance to the Company. Acting as a full Board and through the Board’s standing committees (Audit Committee, Corporate Governance Committee, Compensation Committee, Long-Range Planning Committee and Executive Committee), the Board is fully involved in the Company’s strategic planning process.

Each year, typically in September, senior management and the Board hold an extended meeting to focus on corporate strategy. This session involves presentations from management and input from the Board regarding the assumptions, priorities and strategies that will for the basis for management’s operating plan and strategy. At subsequent Board meetings, the Board continues to review the Company’s progress against its strategic plan and to exercise oversight and decision-making authority regarding strategic areas of importance. The role the board plays is inextricably linked to the development and review of the Company’s strategic plan. Through these procedures, the Board, consistent with good corporate governance practices, encourages the long-term success of the Company by exercising sound and independent business judgment on the strategic issues that are important to the Company’s business.

EXECUTIVE OFFICERS

The Board elects executive officers annually following the Annual Meeting of Shareholders to serve until the meeting of the Board following the next annual meeting. The following table sets forth the name of each executive officer as of December 31, 2006 and the principal position and offices he holds with First Defiance. These officers have served as executive officers of First Defiance or its principal subsidiary, First Federal, for at least five years.

Name	Information about Executive Officers
William J. Small	Chairman, President and Chief Executive Officer of First Defiance and Chairman and Chief Executive Officer of First Federal

James L. Rohrs	Executive Vice President of First Defiance and President and Chief Operating Officer of First Federal

John C. Wahl	Executive Vice President and Chief Financial Officer of First Defiance and First Federal. Mr. Wahl also serves as a director of First Federal and First Insurance & Investments. Mr. Wahl is 46

Gregory R. Allen
President of First Federal’s Southern Market Area since January 2006. Prior to his promotion to President of the Southern Market Area, Mr. Allen served as Executive Vice President and Chief Lending Officer of First Federal since 1998. Mr. Allen is 43

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for the First Defiance executive officers identified in the Summary Compensation Table ("Named Executive Officers"). The Compensation Committee of the Board (the "Committee") has responsibility for establishing, implementing and monitoring adherence to First Defiance’s compensation philosophy.

Compensation Philosophy and Objectives

The Committee believes the most effective executive compensation program is one that rewards the achievement of specific annual, long-term and strategic goals which are established in conjunction with on-going strategic planning initiatives and the long-term objective of maximizing shareholder value. The Committee evaluates compensation provided to key employees to ensure that it remains competitive relative to the compensation paid to similarly situated executives of peer companies to maintain the ability to attract and retain qualified employees in key positions. The Committee believes executive compensation packages provided to the Named Executive Officers should include both cash and stock-based compensation that reward performance as measured against predetermined goals.

Roles of the Committee and Chief Executive Officer in Compensation Decisions

The Committee makes all compensation decisions for the Chief Executive Officer and approves all compensation for the other Named Executive Officers utilizing recommendations made by the Chief Executive Officer. The Committee also approves all stock-based awards made to employees. Decisions regarding non-equity compensation of employees who are not Named Executive Officers are made by the Chief Executive Officer.

2006 Executive Compensation Components

For the fiscal year ended December 31, 2006, the principal components of compensation for Named Executive Officers were:

•	Base salary;
•	Performance-based incentive compensation;
•	Equity compensation;
•	Retirement and other benefits; and
•	Perquisites and other personal benefits.

Base Salary
First Defiance provides Named Executive Officers and other employees with a base salary to compensate them for services rendered during the fiscal year. The base salary for each of the Named Executive Officers is generally determined at the beginning of the year.

The 2006 base salary for the Chief Executive Officer was set in January 2006. In June 2006, the Committee engaged Mercer Human Resource Consulting ("Mercer"), an independent global human resource consulting firm, to conduct a review of its compensation program for the Chief Executive Officer. Mercer provided the Committee with relevant market data and alternatives to consider when making compensation decisions for the Chief Executive Officer.

In making compensation decisions for the Chief Executive Officer, the Committee compared each element of compensation against a peer group of publicly-traded banks located primarily in the Midwest or adjacent states with assets ranging between $750 million to $2.7 billion (collectively, the "Compensation Peer Group"). The Compensation Peer Group utilized in 2006 consists of the following companies, which the Committee believes engage in similar lines of business:

•	First Place Financial Corp, Warren, OH	•	Mercantile Bank Corp., Grand Rapids, MI
•	Firstbank Corp., Alma, MI	•	Oak Hill Financial, Inc., Jackson, OH
•	German American Bancorp, Inc. Jasper, IN	•	Ohio Valley Banc Corp., Gallipolis, OH
•	Horizon Bancorp, Inc., Michigan City, IN	•	Old Second Bancorp, Inc., Aurora, IL
•	Integra Bank Corp., Evansville, IN	•	Peoples Bancorp Inc., Marietta, OH
•	Lakeland Financial Corp., Warsaw, IN	•	Pinnacle Financial Partners, Inc., Nashville, TN
•	LNB Bancorp Inc., Lorain, OH	•	Princeton National Bancorp, Inc., Princeton, IL
•	Macatawa Bank Corp., Holland, MI	•	QCR Holdings, Inc., Moline, IL
•	MBT Financial Corp., Monroe, MI	•	S Y Bancorp, Inc., Louisville, KY

For comparison purposes, First Defiance’s asset size is comparable to the median asset size of the Compensation Peer Group and its net income for 2005, excluding one-time acquisition related charges, is also comparable to the median net income level of the Compensation Peer Group. First Defiance’s market value as of March 2006 of $187 million was less than the median market value of the Compensation Peer Group of $275 million, but more than the 25th percentile of market value of the Compensation Peer Group of $128 million.

In September 2006, as a result of the compensation review completed by Mercer which stated that the Chief Executive Officer’s base salary lagged the median base salary of the Compensation Peer Group by what was deemed an unacceptable amount, the Committee raised the base salary of the Chief Executive Officer from $253,050 to $265,650.

Base salaries for Named Executive Officers other than the Chief Executive Officer are determined based upon recommendations made by the Chief Executive Officer. While First Defiance has no defined guidelines, the Chief Executive Officer generally compares the base salary levels of the Named Executive Officers with the median levels of public companies of similar asset size and geographic location to First Defiance. Salary information provided in the America’s Community Bankers Compensation and Benefits Survey, the Ohio Bankers’ League Compensation and Benefits Survey and the SNL Bank and Thrift Director Compensation Review were utilized for 2006. General market conditions in the First Defiance market area, experience and performance levels of the Named Executive Officer and the guidelines for percentage increases that the Board establishes overall for all employees of First Defiance were also considered.

Performance-Based Incentive Compensation
The Board believes that a significant amount of Named Executive Officer compensation should be performance based. Named Executive Officers have an opportunity to earn cash bonuses based on the achievement of performance targets that are established at the beginning of each year by the Committee. The 2006 target bonus component for each of the Named Executive Officers was as follows:

Named Executive Officer	Bonus Potential at Target (% of Base Salary)	Bonus Potential at Target ($)
William J. Small	45%	$115,762
John C. Wahl	35%	$54,565
James L. Rohrs	35%	$62,422
Gregory R. Allen	35%	$50,750

The 2006 First Defiance performance targets and related payout percentages of the bonus potential are described below. Each of the three established targets is weighted as a percent of the total payout:

Bonus Formula Component	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)
Earnings Per Share (50% weighting)	$2.01	$2.13	$2.77
Revenue Growth[1] (25% weighting)	10.0%	13.16%	25.0%
Efficiency Ratio[2] (25% weighting)	67.8%	64.8%	59.8%
1 - Revenue growth is determined based on net interest income after provision for loan losses plus non-interest income.
2 - Efficiency ratio is determined by dividing non-interest expense by the sum of net interest income plus non-interest income.

When the Threshold performance level is not achieved, the payout percentage for that component of the bonus calculation is zero. If the performance level for a component is between the Threshold and Target or between the Target and the Maximum amount, the payout percentage is prorated. For 2006, the overall total bonus payout percentage was determined as follows:

Bonus Component	Actual Result	Payout Percentage Achieved	Weighting %		Computed Factor
Earnings Per Share	$2.18	103.85%	x	50%	=	51.92%
Revenue Growth	11.51%	73.87%	x	25%	=	18.47%
Efficiency Ratio	63.63%	111.70%	x	25%	=	27.93%
Total Bonus Payout Percentage						98.32%

The resulting total bonus payout percentage is then multiplied by the respective bonus potential for each Named Executive Officer to determine his bonus. The 2006 bonuses were calculated as follows:

Named Executive Officer	Target Bonus Potential ($)	Bonus Payout (%)		Bonus Amount ($)
William J. Small	$115,762	X	98.32%	=	$ 113,818
John C. Wahl	$54,565	X	98.32%	=	$ 53,648
James L. Rohrs	$62,422	X	98.32%	=	$ 61,374
Gregory R. Allen	$50,750	X	98.32%	=	$ 49,897

The Committee retains the discretion to adjust the bonus for the Named Executive Officers based on a number of factors, including achievement of individual objectives, regulator exam issues, and other factors as determined by the Committee. There were no discretionary adjustments to the 2006 cash incentive bonuses for any of the Named Executive Officers.

Equity Based Compensation
First Defiance utilizes stock options to link shareholder value and long-term executive incentive compensation and to provide an opportunity for increased equity ownership by executives. Significant levels of stock options were granted to the Named Executive Officers at the time they were named to their current positions. Since then, the Committee has not granted Named Executive Officers a substantially higher level of stock option awards than are awarded to other officers of First Defiance. Generally, all of the Named Executive Officers are awarded option grants of 1,000 options on an annual basis. In 2006, the Committee granted an additional 1,000 stock options to Mr. Allen in conjunction with his promotion to Southern Market President of First Federal Bank.

Stock option awards are typically granted annually at the April or May board meeting. Options are awarded at the Nasdaq Global Market closing price of First Defiance’s common stock on the date of the grant. Stock options granted to First Defiance employees have never been dated on any date other than the grant date.

Options granted under the First Defiance’s stock option plans vest at a rate of 20% per year over the first five years of the ten-year option term. Vesting and exercise rights cease upon termination of employment except in the case of death, disability or retirement. Prior to the exercise of the option, the holder has no rights as a shareholder with respect to the shares subject to such option, including voting rights and the right to receive dividends.

Retirement and Other Benefits
All employees of First Defiance, including the Named Executive Officers, are eligible to participate in the First Defiance Financial Corp. 401(k) Employee Savings Plan (the "Savings Plan") and the First Defiance Employee Stock Ownership Plan (the "ESOP").

The Savings Plan is a tax-qualified retirement savings plan pursuant to which all employees are able to contribute up to the limit prescribed by the Internal Revenue Service to the Savings Plan on a before-tax basis. First Defiance matches 50% of the first 6% of pay that is contributed to the Savings Plan. All employee contributions to the Savings Plan are fully vested upon contribution and First Defiance’s matching contribution is vested upon completion of a minimum service requirement.

The ESOP is a tax qualified plan under which shares of First Defiance common stock are allocated annually to participant accounts based on the participant’s compensation relative to compensation of all active participants in the Plan. The compensation of participants, including the Named Executive Officers, is limited to the Internal Revenue Service mandated maximum of $220,000 in 2006 for purposes of calculating the annual allocation of shares. Shares allocated to participant accounts are fully vested when the participant has completed three years of service. Participants in the ESOP hold full voting privileges for shares allocated to their account. Additional shares are allocated to participant accounts in lieu of dividends earned on allocated shares.

The Named Executive Officers are entitled to participate in the First Defiance Deferred Compensation Plan. Pursuant to this plan, Named Executive Officers can defer up to 80% of their base salary and up to 100% of bonus payments. The First Defiance Deferred Compensation Plan is discussed in further detail under the heading "Nonqualified Deferred Compensation" on page 19.

Perquisites and Other Personal Benefits
First Defiance provides Named Executive Officers with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

In 2006, each of the Named Executive Officers was provided the use of company automobiles and a country club membership. Upon relocation, key executive officers may receive reimbursement for certain reasonable expenses associated with the costs of such relocation. In 2006, Mr. Allen was reimbursed for certain expenses to relocate his residence from Defiance, Ohio to the Findlay Ohio area following his promotion to Southern Market President. The total amount that he was reimbursed was $24,406, which includes a tax "gross up" of $10,575.

Each Named Executive Officer is entitled to receive life insurance proceeds equal to two times the executive’s base salary, provided that the executive is employed by the Company at the time of his death. Approximately one half of such coverage (i.e., one times base salary) is provided as part of the Company’s group life insurance program that is offered to all full-time employees, and the balance is provided as an inducement for employees to consent to allowing the Company to insure them under their Bank Owned Life Insurance program.

The value of these perquisites is included in column (i) of the "Summary Compensation Table" on page 16. The Committee has determined that the practice of providing company automobiles will be discontinued for all employees, including the Named Executive Officers, and will be replaced with a monthly automobile allowance. The automobiles will be phased out as existing leases expire but in all cases by no later than December 31, 2007.

The Company has entered into Employment Agreements with certain key employees, including the Named Executive Officers. The employment agreements include provisions for severance payments upon a change of control and are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading "Potential Payments Upon Termination or Change in Control" beginning on page 20.

Tax and Accounting Implications

Nonqualified Deferred Compensation
On October 22, 2004, The American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. While the final regulations have not become effective yet, the Company believes it is operating in good faith compliance with the statutory provisions which were effective January 1, 2005. A more detailed discussion of the Company’s nonqualified deferred compensation arrangements is provided on page 19 under the heading "Nonqualified Deferred Compensation."

Accounting for Stock-Based Compensation
Beginning on January 1, 2006, the Company began accounting for its stock option plans in accordance with the requirements of FASB Statement No. 123(R) Share-Based Payment.

COMPENSATION COMMITTEE REPORT

The First Defiance Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
Peter Diehl, Chairman
John Bookmyer
Stephen Boomer
Gerald W. Monnin
Thomas A. Voigt

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers for the fiscal year ended December 31, 2006. The Named Executive Officers are the Company’s Chief Executive Officer, Chief Financial Officer, and two other most highly compensated executive officers.

(a)	(b)	(c)	(e)	(f)	(g)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compen- sation ($)(3)	All Other Compen-sation ($)(4)	Total ($)
William J. Small Chairman of the Board & Chief Executive Officer	2006	$257,250	−	$4,160	$113,818	$31,257	$406,485

John C. Wahl Executive Vice President & Chief Financial Officer	2006	$155,900	−	$8,976	$53,648	$28,144	$246,668

James L. Rohrs Executive Vice President & President of First Federal Bank	2006	$178,350	$17,427	$26,281	$61,374	$35,378	$318,810

Gregory R. Allen First Federal Bank President of Southern Market Area	2006	$145,000	−	$32,942	$49,897	$44,020	$271,859

(1)	The amount in column (e) reflects amounts for grants made in 2001 to the extent the vesting period for such grant fell in 2006.
(2)
The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of awards pursuant to the Stock Option Plans and thus include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of this amount are included in footnote 2 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2007.

(3)
The amounts in column (g) reflect the cash awards to the named individuals under the Company’s Performance Based Incentive Compensation Plan which is discussed in further detail on page 12 under the heading “Performance Based Incentive Compensation”.

(4)	The amount shown as “All Other Compensation” includes the following perquisites and personal benefits:

Name	Club Membership	Personal Use of Company Automobile	401(k) Match	ESOP Allocation	Value of Life Insurance	Tax Gross- ups (a)	Employee Stock Purchase Plan Match (b)	Other (c)
William J. Small	$3,451	$3,145	$6,600	$14,561	$1,700		$1,800
John C. Wahl	$3,451	$2,689	$6,600	$13,726	$440		$1,238
James L. Rohrs	$3,451	$4,917	$6,600	$14,561	$1,597		$1,800	$2,452
Gregory R. Allen	$10,943	$2,319	$5,172	$12,910	$301	$10,575	$1,800
(a)	Mr. Allen’s gross-up is for a moving allowance
(b)	First Defiance sponsors a non-qualified Employee Stock Purchase Plan. The Company matches 15% of all contributions up to $150 per month.
(c)	Represents accrued dividends and interest paid on vested Management Recognition Plan shares

2006 Grants of Plan-Based Awards

The following table provides information on stock options granted in 2006 to each of the Named Executive Officers. There is no assurance that the grant date fair value of option awards will ever be realized. The amount included in column (e) is the aggregate FAS 123(R) value of all awards made in 2006. In contrast, the Summary Compensation Table includes only the portion of that value that was expensed in 2006.

(a)	(b)	(c)	(d)	(e)
Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / sh)	Grant Date Fair Value of Stock and Option Awards ($)
William J. Small	5/21/06	1,000	$26.47	$5,980
John C. Wahl	5/21/06	1,000	$26.47	$5,980
James L. Rohrs	5/21/06	1,000	$26.47	$5,980
Gregory R. Allen	5/21/06	2,000	$26.47	$11,960

Outstanding Equity Awards at Fiscal Year-End 2006

The following table provides information concerning unexercised options for each Named Executive Officer outstanding as of the end of the most recently completed fiscal year. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award. The table also discloses the exercise price and the expiration date.

	Option Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(1) (#) Unexercisable	Option Exercise Price	Option Expiration Date
William J. Small	600	400	$19.53	04/20/2013
	400	600	$27.13	04/18/2014
	200	800	$25.89	04/18/2015
	−	1,000	$26.47	05/21/2016

John C. Wahl	10,000	−	$13.00	04/18/2007
	3,000	2,000	$19.53	04/20/2013
	400	600	$27.13	04/18/2014
	400	1,600	$25.89	04/18/2015
	−	1,000	$26.47	05/21/2016

James L. Rohrs	25,000	−	$11.56	08/29/2009
	600	−	$10.52	12/17/2010
	40,000	−	$14.00	09/16/2011
	3,000	2,000	$19.53	04/20/2013
	400	600	$27.13	04/18/2014
	400	1,600	$25.89	04/18/2015
	−	1,000	$26.47	05/21/2016

Gregory R. Allen	11,700	−	$14.00	09/16/2011
	3,000	2,000	$19.56	01/19/2013
	3,000	2,000	$19.53	04/20/2013
	2,000	3,000	$27.13	04/18/2014
	400	1,600	$25.89	04/18/2015
	−	2,000	$26.47	05/21/2016
(1) All options listed above vest at a rate of 20% per year over the first five years of the ten-year option term.

Option Exercises and Stock Vested In 2006

The following table provides information concerning exercises of stock options and vesting of stock awards during the most recently completed fiscal year for each of the Named Executive Officers on an aggregated basis. The table reports the number of securities for which the options were exercised; the aggregate dollar value realized upon exercise of options, the number of shares of stock that have vested; and the aggregate dollar value realized upon vesting of stock. The value realized upon vesting of stock awards does not include accrued dividends and interest, which is included in "All Other Compensation" in the Summary Compensation Table.

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
William J. Small	71,823	$1,131,399	−	$	−
John C. Wahl	38,900	$623,689	−	$	−
James L. Rohrs	−	$ −	640		$17,427
Gregory R. Allen	5,000	$68,500	−	$	−

Nonqualified Deferred Compensation

Pursuant to the First Defiance Deferred Compensation Plan, certain executives, including Named Executive Officers, as well as the directors of First Defiance Financial Corp. may defer receipt of up to 80% of their base compensation and up to 100% of non-equity incentive plan compensation and, in the case of directors up to 100% of directors fees. Deferral elections are made by eligible executives or directors in December of each year for amounts to be earned in the following year.

Amounts deferred in the First Defiance Deferred Compensation Plan may be invested in any funds available under the Plan. The table below shows the funds available under the Plan and their annual rate of return for the calendar year ended December 31, 2006, as reported by the administrator of the Plan.

Name of Fund	Rate of Return	Name of Fund	Rate of Return
MainStay VP Cash Management	4.60%	Royce Small Cap	15.58%
T. Rowe Limited Term Bond	4.09%	Alger American Small Cap	20.00%
Fidelity VIP Investment Grade Bond: IC	4.34%	MainStay VP International Equity	31.33%
PIMCO VIT Total Return: AC	3.85%	UIF U.S. Real Estate	38.06%
American Century VP Value: CI 2	18.47%	Fidelity VIP Freedom Lifestyle Fund 2010	9.84%
Fidelity VIP Contrafund: IC	11.72%	Fidelity VIP Freedom Lifestyle Fund 2020	11.97%
Janus AS Forty: IS	9.36%	Fidelity VIP Freedom Lifestyle Fund 2030	13.20%
MainStay VP Midcap Core	14.98%

Benefits under the First Defiance Deferred Compensation Plan are generally paid beginning the year following the executive’s retirement or termination. However, the Plan does have provisions for scheduled "in-service" distributions from the plan and it also allows for hardship withdrawals upon the approval of the Compensation Committee. Retirement benefits are paid either in a lump sum or in scheduled installment payments when the executive’s termination is considered a retirement. All other distributions are made in lump sum payments.

The following table provides information with respect to the Named Executive Officers participation in the First Defiance Deferred Compensation Plan. All contributions to the First Defiance Deferred Compensation plan are made by the executives participating in the Plan. There are no contributions by First Defiance and none of the Named Executive Officers received a withdrawal or distribution under the Plan.

(a)	(b)	(d)	(f)
Name	Executive Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)
William J. Small	$15,000	$21,631	$183,634
John C. Wahl	$7,795	$10,948	$94,955
James L. Rohrs	$10,000	$8,316	$103,869
Gregory R. Allen	$13,000	$8,221	$91,289

Potential Payments Upon Termination or Change in Control

The table below summarizes the estimated payments to be made under each contract, agreement, plan or arrangement which provides for payments to a Named Executive Officer at, following, or in connection with any termination or employment including by resignation, severance, retirement, disability or a constructive termination; by a change of control of the Company, or by a change in the Named Executive Officer’s responsibilities (that may not result in a termination of employment).

The amounts shown assume that such termination was effective as of December 31, 2006, and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a Named Executive Officer’s employment terminates, the executive is entitled to receive amounts earned during the term of employment. Such amounts include:

•	non-equity incentive compensation earned during the fiscal year;
•	amounts contributed under the First Defiance Deferred Compensation Plan;
•	unused vacation pay; and
•	amounts accrued and vested through the Company’s 401(k) Plan

Payments Made Upon Retirement

In the event of retirement of a Named Executive Officer, in addition to the items identified above, the executive will be entitled to the following:

•	vesting of all outstanding unvested stock options;
•	a prorated share of the annual allocation of benefits under the First Defiance Employee Stock Ownership Plan; and
•
executives who meet minimum age and years of service requirements are entitled to continue to participate in the Company’s health and welfare benefits. These benefits are the same as retiree medical benefits offered to all employees of First Defiance and are more fully described in Note 15 to the Financial Statements

Payments Made Upon Death or Disability

In the event of the death or disability of a Named Executive Officer, in addition to the benefits listed under the headings "Payments Made upon Termination" and "Payments Made Upon Retirement" above, the Named Executive Officer will receive benefits under the Company’s disability plan or payments under the Company’s life insurance plans, as appropriate.

Payments Made Upon Change of Control

Each Named Executive Officer has entered into an employment agreement with First Defiance and First Federal, the terms of which are similar for each officer. Pursuant to these agreements, if an executive’s employment is terminated following a change of control (other than termination by the Company for cause or by reason of death or disability) or if the executive terminates his employment in certain circumstances defined in the employment agreements which constitute "good reason", in addition to the benefits listed under the heading "Payments Made Upon Termination" the Named Executive Officer will receive a lump sum severance payment of 2.99 times the employee’s average annual compensation for the five most recent taxable years ending during the calendar year in which the Notice of Termination occurs. Under the agreements, compensation is defined as base salary plus non-equity incentive bonus.

Further, all unvested stock options held by the Named Executive Officer will automatically vest and become exercisable in the event of a change in control. Such unvested options do not vest in the event of termination for reasons other than retirement, death or disability, even if such termination is for "good reason."

The employment agreement entered into with Mr. Small was filed as exhibit 10.6 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2000. The employment agreements entered into with Mr. Rohrs and Mr. Wahl were filed as exhibits 10.7 and 10.8 respectively to the Company’s Annual Report filed on Form 10-K for the year ended December 31, 2001. The employment agreement entered into with Mr. Allen was filed as exhibit 10.9 to the Company’s Annual Report filed on Form 10-K for the year ended December 31, 2002.

Generally, pursuant to the agreements, a change of control is deemed to occur:

(i)	if any person becomes the beneficial owner of securities representing 25% or more of the combined voting power of the then outstanding securities of First Defiance;
(ii)
if during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of First Defiance cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

(iii)	a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended.

Executive Benefits and Payments upon Termination	Voluntary Termination		For Cause Termination		Involuntary Not for Cause Or Voluntary Good Reason Termination		Involuntary Change of Control Termination (CIC)	Death		Disability
William J. Small
Severance	$	−	$	−		$992,277	$992,277	$	−	$	−
Accelerated Vesting of stock options	$	−	$	−	$	−	$13,428		$13,428		$13,428
John C. Wahl
Severance	$	−	$	−		$571,380	$571,380	$	−	$	−
Accelerated Vesting of stock options	$	−	$	−	$	−	$34,068		$34,068		$34,068
James L. Rohrs
Severance	$	−	$	−		$652,297	$652,297	$	−	$	−
Accelerated Vesting of stock options	$	−	$	−	$	−	$34,068		$34,068		$34,068
Gregory R. Allen
Severance	$	−	$	−		$514,657	$514,657	$	−	$	−
Accelerated Vesting of stock options	$	−	$	−	$	−	$66,716		$66,716		$66,716

BENEFICIAL OWNERSHIP

The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), known to First Defiance to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) each director and each person nominated to become a director of First Defiance, (iii) the executive officers of First Defiance named in the Summary Compensation Table set forth under "Executive Compensation," and (iv) all directors and executive officers of First Defiance as a group.

	Common Stock
Name of Beneficial Owner	Shares Owned			Right to Acquire Beneficial Ownership Under Options Exercisable Within 60 Days	Percent of Class (a)	Phantom Stock Units (b)

First Defiance Financial Corp. Employee Stock Ownership Plan	581,867	(c	)		8.13%
Private Capital Management	675,711	(d	)		9.44%
Dimensional Fund Advisors, Inc.	518,122	(e	)		7.24%
John L. Bookmyer	1,017				−	1,401
Stephen L. Boomer	13,369	(f	)		−
Dr. Douglas A. Burgei	18,993	(f	)	1,943	−
Peter A. Diehl	7,202				−
Dr. John U. Fauster III	23,450	(f	)	1,943	−
Dwain I. Metzger	1,016				−
Gerald W. Monnin	41,786	(f	)		−
James L. Rohrs	29,873			71,000	1.40%
William J. Small	111,358	(f	)	1,800	1.58%
Samuel S. Strausbaugh	1,003				−	34
Thomas A. Voigt	13,290	(f	)	1,943	−
Gregory R. Allen	18,543			23,500	−
John C. Wahl	77,148	(f	)	15,400	1.29%
All directors and executive officers as a group (13 persons)	358,048				6.54%	1,435

(a)	If no percent is provided, the number of shares is less than 1% of the total outstanding shares of Common Stock

(b)	Represents phantom shares denominated in First Defiance Financial Corp. Common Stock under the First Defiance Deferred Compensation Plan.

(c)
Shares owned by First Defiance Financial Corp. Employee Stock Ownership Plan, 601 Clinton St., Defiance, OH ("ESOP") which have been allocated to persons listed in this table are also included in those persons’ holdings: Mr. Rohrs - 4,081 shares, Mr. Small - 16,806 shares, Mr. Allen - 4,604 shares, Mr. Wahl - 20,486 shares, and all directors and executive officers as a group - 45,977 shares.

(footnotes continued on next page)

(d)
Based on Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 14, 2007, Private Capital Management, 8889 Pelican Bay Blvd. Suite 500, Naples, FL 34108 ("PCM") is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. PCM reported shared voting and investment power over 675,711 shares of Common Stock.

(e)
Based on Schedule 13G filed with the SEC on February 1, 2007, Dimensional Fund Advisors LP., 1299 Ocean Avenue, Santa Monica, CA 90401 ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, possesses both voting and investment power over 518,122 shares of Common Stock. All 518,122 shares reported are owned by the entities for which Dimensional serves as investment advisor, and Dimensional disclaims beneficial ownership of such securities.

(f)
Includes shares of Common Stock in which beneficial owners share voting and/or investment power as follows: 10,125 held jointly by Mr. Boomer and his spouse; 5,122 shares held jointly by Dr. Burgei and his spouse; 1,000 shares held by Dr. Fauster’s spouse; 41,786 held in Mr. Monnin’s trusts for which he is a trustee; 266 shares and 90,563 shares which Mr. Small owns jointly with his children and spouse respectively; 1,330 shares held by Mr. Voigt’s spouse; and 20,000 shares, 2,000 shares and 425 shares held by Mr. Wahl’s spouse, jointly by Mr. Wahl and his spouse and held in custodial accounts for minor children for which Mr. Wahl’s is custodian

RELATED PERSON TRANSACTIONS

All directors and executive officers have commercial, consumer or mortgage banking relationships with First Federal and a number have insurance relationships through First Insurance & Investments. All loans or deposits made to directors and executive officers (i) were made in the ordinary course of business; (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans or deposits with persons not related to First Federal; and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

First Federal has a policy which covers all loans to directors and executive officers. In accordance with that policy, any loan request for directors or executive officers, which when aggregated with other extensions of credit from First Federal exceeds $500,000 requires prior Board of Directors approval. Loans to executive officers, which when aggregated with existing extensions of credit are less than $500,000, do not require prior Board of Directors approval but must be reported at the next Board meeting. Loans to directors, which when aggregated with existing extensions of credit are less than $500,000, do not require Board approval and are not required to be reported to the Board at the next Board meeting. However, all loan transactions with related persons are reported to and ratified by the audit committee quarterly. First Defiance’s policy is that it will not enter into related person transactions that are outside of normal banking relationships.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires First Defiance’s executive officers and directors, and persons who own more than ten percent of Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and to provide First Defiance with a copy of such form. Based on First Defiance’s review of the copies of such forms it has received, First Defiance believes that its executive officers and directors complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 7, 2005, First Defiance received notice from Ernst & Young LLP ("Ernst & Young") of its resignation as First Defiance's independent registered public accounting firm upon the appointment of a new auditor for the 2005 financial statements, but in no event later than the filing of First Defiance's Form 10-Q for the quarter ending September 30, 2005.

Ernst & Young's reports on the financial statements for First Defiance's fiscal years ended December 31, 2003 and 2004 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During First Defiance's fiscal years ended December 31, 2003 and 2004 and the subsequent interim period through August 9, 2005, there were no (i) disagreements between First Defiance and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports, or (ii) reportable events as defined in Regulation S-K Item 304(a)(1)(v).

Ernst & Young provided First Defiance a letter addressed to the Securities and Exchange Commission stating that it agreed with the statements made above. A copy of Ernst & Young's response letter dated June 13, 2005 was attached as exhibit 16 to Form 8-K filed with the SEC on June 13, 2005.

On September 16, 2005, the Audit Committee approved the engagement of Crowe Chizek and Company LLC (Crowe Chizek) as First Defiance's principal independent registered public accounting firm for the year ended December 31, 2005. Prior to approving the engagement of Crowe Chizek, First Defiance did not consult with Crowe Chizek regarding either:

1.
The application of accounting principles to a specified transaction, either completed or proposed; or to the type of audit opinion that might be rendered on the First Defiance's financial statements, and neither a written report was provided to First Defiance or oral advice was provided that Crowe Chizek concluded was an important factor considered by First Defiance in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) or a reportable event (as described in Item 304 (a) (1) (v) of Regulation S-K).

Crowe Chizek also served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2006 and has reported on the Company’s consolidated financial statements.

The following table sets forth the aggregate fees that were incurred for audit and non-audit services provided by Crowe Chizek in 2006 and by Crowe Chizek and Ernst & Young in 2005. The table lists audit fees, audit related fees, tax fees and all other fees.

Services Rendered	Crowe Chizek Fees for 2006	Crowe Chizek Fees 9/16/2005 - 12/31/2005	Ernst & Young Fees 1/01/2005 - 9/16/2005
Audit Fees	$252,000	$240,000	$59,700
Audit Related Fees	20,500	4,260	28,545
Tax Fees	48,025	−	20,907
Other	−	−	−
Total fees paid	$320,525	$244,260	$109,152

Audit related fees relate to services for employee benefit plan audits, compliance services and services related to accounting consultations relating to the Company’s mergers and acquisitions activity. Tax fees include the following (paid to Crowe Chizek in 2006, Ernst & Young in 2005):

Tax Services Rendered	2006	2005
Tax return preparation	$20,000	$20,907
Other tax compliance	28,025	−
Total Tax Fees	$48,025	$20,907

Representatives of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of four directors, all of whom are considered “independent” under rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

The Audit Committee oversees First Defiance’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. In fulfilling its oversight responsibilities, the Committee reviewed with management the audited financial statements in the Annual Report on Form 10-K, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also reviews the effectiveness of First Defiance’s system of internal controls, including a review of the process used by management to evaluate the effectiveness of the system of internal control.

The Committee reviewed with the independent registered public accounting firm which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed under their professional standards. In addition, the Committee has discussed with the independent registered public accounting firm the auditor’s independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence. The committee also pre-approved all professional services provided to the Company by the independent registered public accounting firm.

The Committee discussed with the Company’s internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the internal auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held five meetings during 2006.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC. The Committee and the Board have also approved the selection of Crowe Chizek and Company LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

John Bookmyer, Audit Committee Chair
Stephen L. Boomer, Audit Committee Member
Peter A. Diehl, Audit Committee Member
Samuel S. Strausbaugh, Audit Committee Member

March 12, 2007

OTHER MATTERS

Each proxy confers discretionary authority on the Board of Directors of First Defiance to vote the proxy for the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of solicitation of proxies will be borne by First Defiance. First Defiance will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of First Defiance may solicit proxies personally or by telephone without additional compensation. First Defiance will also pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries who are record holders of Common Stock not beneficially owned by them, for forwarding the proxy materials to, and obtaining proxies from, the beneficial owners of First Defiance Common Stock entitled to vote at the Annual Meeting.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy solicitation materials to be used in connection with the next annual meeting of shareholders of First Defiance must be received at the main office of First Defiance no later than November 23, 2007. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next annual meeting of shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested. In addition, if a shareholder intends to present a proposal at the 2008 annual meeting of shareholders of First Defiance without including the proposal in the proxy solicitation materials relating to that meeting, and if the proposal is not received by January 31, 2008, then the proxies designated by the Board of Directors of First Defiance for the 2008 annual meeting may vote proxies in their discretion on any such proposal without mention of such matter in the proxy solicitation materials or on the proxy card for such meeting.

ANNUAL REPORTS AND FINANCIAL STATEMENTS

Shareholders of First Defiance as of the Voting Record Date for the Annual Meeting are being provided with a copy of First Defiance's Annual Report to Shareholders and Form 10-K for the year ended December 31, 2006 ("Annual Report"). Included in the Annual Report are the consolidated financial statements of First Defiance as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006, prepared in accordance with generally accepted accounting principles, and the related reports of First Defiance's independent registered public accounting firms. The Annual Report is not a part of this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

William J. Small, Chairman, President and
Chief Executive Officer
March 16, 2007
Defiance, Ohio

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY FIRST DEFIANCE FINANCIAL CORP.
		For	With- hold	For All Except
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST DEFIANCE FINANCIAL CORP.	1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM	☐	☐	☐
ANNUAL MEETING OF SHAREHOLDERS	EXPIRING IN 20010.
April 17,2007	Nominees for a three-year term expiring in 2009:
1:00 p.m. local time
John L. Bookmyer, Stephen L. Boomer, Peter A. Diehl and William J. Small
The undersigned hereby appoints the Board of Directors of First Defiance Financial Corp. (the “Company”) as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 2, 2007 at the Annual Meeting of Shareholders to be held at the home office of its subsidiary, First Federal Bank, located at 601 Clinton Street, Defiance, Ohio 43512, on Tuesday, April 17, 2007, at 1:00 p.m., Eastern Time, and any adjournment thereof.
INSTRUCTION: To withhold authority to vote for any individual -nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2 . In their discretion, the proxies are authorized to vote upon such other business as may properly come before the -meeting.

The Board of Directors recommends a vote “FOR” Proposal 1 .

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS SPECIFIED IN PROPOSAL 1 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, write in the full corporate or partnership name and have the President or other authorized officer sign. If shares are held jointly, each -holder should sign, but only one signature is required.

Please be sure to sign and date this Proxy in the box below	Date
Stockholder sign above	Co-holder (if any) sign above)

^ Detach above card, sign, date and mail in postage paid envelope provided. ^
FIRST DEFIANCE FINANCIAL CORP.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.